THIS IS NOT A PROXY. PLEASE DO NOT SEND IN THIS FORM WITH YOUR PROXY CARD. INSTEAD, PLEASE RETURN THE COMPLETED FORM TO AMERICAN STOCK TRANSFER & TRUST COMPANY, THE EXCHANGE AGENT, IN THE ENCLOSED ENVELOPE.



                          GELTEX PHARMACEUTICALS, INC.
                                153 SECOND AVENUE
                          WALTHAM, MASSACHUSETTS 02451

--------------------------------------------------------------------------------

                       ELECTION FORM/LETTER OF TRANSMITTAL

--------------------------------------------------------------------------------


Dear GelTex Stockholder:

         We are sending you this election form/letter of transmittal in connection with the merger agreement with Genzyme Corporation that would cause GelTex to become a wholly-owned subsidiary of Genzyme. In connection with the merger, the business of GelTex will be combined with the businesses of Genzyme's General Division. You should carefully read the accompanying proxy statement/prospectus.

         As more fully described in the accompanying proxy statement/prospectus, if the GelTex stockholders adopt the merger agreement and all other merger conditions are satisfied or waived, each share of GelTex common stock will be converted into either $47.50 in cash (the "Per Share Cash Consideration"),
0.7272 of a share of Genzyme General Division common stock (the "Per Share Stock Consideration") and/or a combination of cash and shares of Genzyme General Division common stock.

         This form offers you an opportunity to indicate your preference for the Per Share Stock Consideration, the Per Share Cash Consideration or to indicate that you do not have a preference (a "Non-Election") for each share of stock you hold.

         You should make an election on this form, but even if you do so, you may not receive what you elect. For further information, see "THE MERGER AND THE MERGER AGREEMENT--Merger Consideration" in the accompanying proxy statement/prospectus.

         You may revoke an election made by this form by following the instructions included in Part A.2 of the "General Instructions" at the end of this form.

         No fractional shares of Genzyme General Division common stock will be issued in the merger. Instead, each GelTex stockholder who would otherwise be entitled to receive a fractional share will receive an amount in cash, rounded to the nearest cent, equal to the fraction multiplied by the per share value of Genzyme General Division common stock on the trading day immediately preceding the effective time of the merger.

         Each GelTex stockholder (other than stockholders who intend to dissent from the merger and demand fair value for their shares under Delaware law) should complete this form and return it along with the stock certificates, a book entry transfer of shares if your shares are held in street name, or a guarantee of delivery for the shares covered by this form to:

                     AMERICAN STOCK TRANSFER & TRUST COMPANY

BY MAIL:

         GELTEX PHARMACEUTICALS, INC.
         c/o American Stock Transfer & Trust Company
         40 Wall Street, 46th floor
         New York, NY 10005

BY FACSIMILE TRANSMISSION (FOR ELIGIBLE INSTITUTIONS ONLY):   (718) 234-5001

CONFIRM BY TELEPHONE:      (800) 937-5449 ext.  6820 (if calling from beyond
                           the 718 area code)
                           (718) 921-8200 ext. 6820 (if calling from within the 718 area code)

         A completed election form/letter of transmittal must be received by the exchange agent no later than 5:00 p.m., New York City time, on _______________, 2000 (the "Election Deadline").

         IF THE EXCHANGE AGENT DOES NOT RECEIVE A PROPERLY COMPLETED AND SIGNED ELECTION FORM/LETTER OF TRANSMITTAL ALONG WITH THE APPLICABLE STOCK CERTIFICATES, A BOOK ENTRY TRANSFER OF SHARES, OR A GUARANTEE OF DELIVERY FOR THE SHARES OF GELTEX COMMON STOCK COVERED BY THIS FORM BY THE ELECTION DEADLINE, THEN THAT STOCKHOLDER WILL BE DEEMED NOT TO HAVE MADE A VALID ELECTION AND WILL BE TREATED AS IF THEY HAD MADE A NON-ELECTION WITH RESPECT TO ANY SHARES FOR WHICH THEY FAIL TO TIMELY MAKE AN ELECTION.

         As a courtesy, the exchange agent may attempt to contact any GelTex stockholder who fails to properly comply with these instructions (and who provides a phone number). However, there is no guaranty that any such contact will be made. In any event, the stockholder is solely responsible for properly completing and timely returning the election form/letter of transmittal.

         If the merger is not completed for any reason, this form will be void and of no effect. Certificate(s) for shares of GelTex common stock previously delivered to the exchange agent will be promptly returned.

         Under Delaware law, GelTex stockholders have the right to dissent from the merger and obtain payment for the fair value of their shares of GelTex common stock in connection with the merger. A full discussion of these dissenters' rights of appraisal is included in the accompanying proxy statement/prospectus. See "THE MERGER AND THE MERGER AGREEMENT--Appraisal Rights of GelTex Stockholders" and Annex C of the accompanying proxy statement/prospectus.

         Please read carefully the accompanying instructions to the election form and to the letter of transmittal, as well as the general instructions for completing the election form/letter of transmittal. Then complete the information as required and return this form, along with all of your GelTex stock certificates, book entry transfer of shares, or guarantee of delivery of shares in the enclosed envelope to the exchange agent no later than 5:00 p.m., New York City time, on ____________, 2000 at the address listed above.

         Delivery of this form to an address other than as set forth above will not constitute a valid delivery. You must sign this form where requested.

                             INSTRUCTIONS FOR STEP 1
                                  ELECTION FORM

         SHARE IDENTIFICATION. You must identify the shares of GelTex common stock that you own. In the spaces provided under the column titled "Name(s) and Address(es) of Registered Holder(s)," print the name(s) and address(es) of the registered holder(s). In the spaces provided under the column titled "Certificate Number," insert the stock certificate number for each stock certificate you hold. If you do not hold stock certificate(s), please indicate that fact in the "Certificate Number" column. In the spaces provided under the column titled "Number of Shares Represented By," insert the number of shares represented by the corresponding stock certificate(s) or held in book-entry form. At the bottom of the "Number of Shares Represented By" column, please insert the total number of shares of GelTex common stock you own.

         ELECTION.  Indicate the consideration you would like to receive.

         STOCK ELECTION. You may choose to make a stock election with respect to some or all of your shares of GelTex common stock. To make a stock election, you should insert the total number of shares of GelTex common stock for which you wish to receive the Per Share Stock Consideration in the space provided under the column titled "Stock Election."

         CASH ELECTION. You may choose to make a cash election with respect to some or all of your shares of GelTex common stock. To make a cash election, you should insert the total number of shares of GelTex common stock for which you wish to receive the Per Share Cash Consideration in the space provided under the column titled "Cash Election."

         NON-ELECTION. You may choose to make a Non-Election with respect to some or all of your shares of GelTex common stock. To make a Non-Election, you should insert the total number of GelTex shares for which you wish to make a Non-Election in the space provided under the column titled "Non-Election."

         If the sum of your elections is less than the total number of shares of GelTex common stock that you hold, any remaining shares will be treated as shares for which you have made a "Non-Election."

         NON-ELECTION. Any shares for which you fail to make an affirmative election or for which you fail to properly submit this form will be deemed to have been subject to a Non-Election.

         PLEASE REVIEW CAREFULLY "THE MERGER AND THE MERGER AGREEMENT--MERGER CONSIDERATION" ON PAGES ___ THROUGH ____ OF THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS FOR AN EXPLANATION OF THE CONVERSION OF THE SHARES OF GELTEX COMMON STOCK. AS EXPLAINED IN THE PROXY STATEMENT/PROSPECTUS, NOT MORE THAN 50% OF THE SHARES OF GELTEX COMMON STOCK WILL BE EXCHANGED FOR THE RIGHT TO RECEIVE EITHER THE PER SHARE CASH CONSIDERATION OR THE PER SHARE STOCK CONSIDERATION, AND THE TOTAL MERGER CONSIDERATION FOR ALL SHARES OF GELTEX COMMON STOCK IS SUBJECT TO A POTENTIAL ADJUSTMENT TO MAINTAIN THE QUALIFICATION OF THE MERGER AS A REORGANIZATION FOR U.S. FEDERAL INCOME TAX PURPOSES. AS A RESULT, THE ACTUAL CONSIDERATION YOU RECEIVE MAY DIFFER FROM WHAT YOU ELECT.

         Once you have completed Step 1, go to Step 2A

                                                      STEP 1
                                    IDENTIFY YOUR SHARES AND MAKE YOUR ELECTION

----------------------------------------------------------------------------------------------------------------------------------
                                                                     Number of
                                                                       Shares
 Name(s) and Address(es) of Registered        Certificate           Represented           Stock                      No Preference
               Holder(s)                        Number*                  By             Election     Cash Election     Election
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                 Total Shares:
----------------------------------------------------------------------------------------------------------------------------------

*If you do not hold GelTex common stock certificates, please indicate and a book-entry transfer will be made for you.
-----------------------------------------------------------------------------------------------------------------------------------

YOUR ELECTION MAY BE ADJUSTED IN ACCORDANCE WITH THE TERMS OF THE MERGER AGREEMENT. FOR FURTHER INFORMATION, SEE "THE MERGER AND THE MERGER AGREEMENT--MERGER CONSIDERATION" ON PAGES ____ THROUGH ____ OF THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS.

         Your election will be valid only if accompanied by your GelTex stock certificate(s), a book entry transfer of shares to the exchange agent (check the box below), or a guarantee of delivery (check the box below).

[  ]     CHECK HERE IF YOUR SHARES OF GELTEX COMMON STOCK ARE BEING DELIVERED
         BY BOOK ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AND COMPLETE THE
         FOLLOWING:

Name of Electing Institution:___________________________________________________

The Depository Trust Company Account Number:____________________________________

Transaction Code Number:________________________________________________________

[  ]     CHECK HERE IF YOUR SHARES OF GELTEX COMMON STOCK ARE BEING DELIVERED
         PURSUANT TO A NOTICE OF GUARANTEE OF DELIVERY AND COMPLETE THE
         FOLLOWING;

Name of Registered Holder(s): __________________________________________________

Window Ticket Number (if any):__________________________________________________

                             INSTRUCTION FOR STEP 2A
                              LETTER OF TRANSMITTAL

         Regardless of your election in Step 1, if you are a GelTex stockholder (other than a stockholder who intends to exercise your dissenters' rights with respect to the merger), you must send all of your GelTex common stock certificates, book entry transfer of shares or guarantee of delivery of shares to the exchange agent with the following letter of transmittal. See General Instruction D.1. If you do not hold stock certificates, please indicate that fact on the previous page and a book-entry transfer will be made for you.

         Please read and sign the letter of transmittal on the following page.

         If you have all of the stock certificates representing your shares of GelTex common stock and do not have special payment or delivery instructions as set forth below, sign the letter of transmittal and go to Step 3. See General Instruction D.2. regarding the proper form of signatures.

         If you have lost any or all of the stock certificates representing your shares of GelTex common stock, in addition to signing the letter of transmittal and sending it to the exchange agent together with any stock certificates you do have as described above, you must complete Step 2B with respect to any certificates you have lost.

         If you want any Genzyme General Division common stock certificates being issued to you pursuant to the merger agreement to be registered in the name of, and/or you want any cash being paid to you pursuant to the merger agreement to be payable to, someone other than the person or entity listed on your GelTex stock certificate, then you must complete and sign the "Special Payment Instructions" box below. If you transferred any of your shares to someone else after [RECORD DATE], 2000, you must complete and sign the "Special Payment Instructions" box below. See General Instruction D.7 for information about your responsibility for transfer taxes if you complete the "Special Payment Instructions" box.

         If you want the Genzyme General Division common stock certificates or book entry and/or the cash being issued or paid to you pursuant to the merger to be registered or payable to you, but sent to someone else, you must complete and sign the "Special Delivery Instructions" box below.

         If you fill out either the "Special Payment Instructions" box or the "Special Delivery Instructions" box, you must have your signature(s) medallion guaranteed by an eligible institution. See General Instruction D.4.

         If your cash payment is at least $500,000 and you would like it to be sent to you by wire transfer rather than by check, you must complete and sign the "Wiring Instructions" box below. Please verify your wiring instructions before completing the "Wiring Instructions" box. If you provide incorrect wiring instructions, the exchange agent will have the right to send your money to you by check.

         If your GelTex stock certificates are not deliverable to the exchange agent prior to 5:00 p.m., New York City time, on ____________, 2000 (the "Election Deadline"), a guarantee of delivery may be completed by an eligible institution and your election will be valid if the exchange agent receives the completed election form/letter of transmittal prior to the Election Deadline and the stock certificates no later than 12:00 noon, New York City time, on the third trading day after the Election Deadline.

         The exchange agent will issue you a single check and/or a single book entry representing Genzyme General Division common stock. If you would prefer to receive a stock certificate, please check the box in the "Receipt of Certificates" section below. If you request a stock certificate, the exchange agent will issue a single certificate representing the Genzyme General Division common stock. However, if for tax purposes or otherwise you wish to have more than one certificate issued, please provide explicit instructions to the exchange agent (including the particular denominations of the certificates).

                                     STEP 2A
                              LETTER OF TRANSMITTAL

American Stock Transfer & Trust Company, Exchange Agent:

         In connection with the merger, the undersigned hereby submits the stock certificate(s) representing the undersigned's shares of GelTex Pharmaceuticals, Inc. common stock to, or hereby transfers ownership of such stock certificate(s) by book-entry transfer to the account of, American Stock Transfer & Trust Company, the exchange agent designated by GelTex Pharmaceuticals, Inc. ("GelTex") and Genzyme Corporation ("Genzyme"), or its replacement or successor, and instructs the exchange agent, following the effective time of the merger, to deliver to the undersigned, in exchange for the undersigned's shares of GelTex common stock, cash and/or shares of Genzyme General Division Common Stock pursuant to the undersigned's election as set forth on the election form enclosed with this letter of transmittal. The undersigned understands that the undersigned's election may be adjusted pursuant to the terms of the merger agreement.

         The undersigned also understands that the undersigned's election will not be valid if (a) before the stockholder vote is taken on the merger, GelTex receives written notice of the undersigned's intent to demand appraisal of the undersigned's shares of GelTex common stock if the merger takes place and (b) the undersigned does not vote in favor of the merger and takes other actions as may be required prior to the effective time of the merger to perfect dissenters' rights of appraisal under applicable law.

         The undersigned represents and warrants that the undersigned has full power and authority to surrender the stock certificate(s) surrendered herewith or transferred in book-entry form, or covered by a guarantee of delivery, free and clear of all liens, claims, and encumbrances. The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the exchange agent or Genzyme to be appropriate or necessary to complete the sale, assignment, or transfer of the shares of GelTex common stock. All authority conferred or agreed to be conferred in this letter of transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

         Unless otherwise indicated under the "Special Payment Instructions" box below, please issue any certificate for shares of Genzyme General Division common stock and/or any check payable (or wire transfer of funds payable) in exchange for the undersigned's shares of GelTex common stock in the name of the registered holder(s) of such shares of GelTex common stock. Similarly, unless otherwise indicated in the "Special Delivery Instructions" and/or "Wiring Instructions" boxes, please mail any certificate for shares of Genzyme General Division common stock and/or any check payable in exchange for the undersigned's shares of GelTex common stock to the registered holder(s) of such shares of GelTex common stock at the address or addresses shown below.

                                    REGISTERED GELTEX STOCKHOLDER(S) SIGN HERE

---------------------------------------   --------------------------------------
Signature of owner(s)                     Signature of owner(s)

Print Name:                               Print Name:
           ----------------------------              ---------------------------

---------------------------------------   --------------------------------------
Social Security or other Tax ID Number    Social Security or other Tax ID Number

Address:                                  Address:
        -------------------------------           ------------------------------

---------------------------------------   --------------------------------------

---------------------------------------   --------------------------------------

Date:                            , 2000   Date:                           , 2000
     ----------------------------------        ---------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS

(To be completed ONLY if you want the Genzyme General Division common stock certificates and/or the cash being issued/paid to you pursuant to the merger agreement to be registered/payable to someone else.)

If you complete this special payment instruction, you will need a signature guarantee by an eligible institution.

Register my shares of Genzyme General Division common stock and/or make payment to the following:

Name:
     ---------------------------------------------------------------------------
                             (Please type or print)
Address:
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (include zip code)


                          SPECIAL DELIVERY INSTRUCTIONS

(To be completed ONLY if you want the Genzyme General Division common stock certificates and/or the cash being issued/paid to you pursuant to the merger agreement to be registered/payable to you but sent to someone else.)

If you complete this special delivery instruction, you will need a signature guarantee by an eligible institution.

Mail or deliver my shares of Genzyme General Division common stock and/or send payment to the following:

Name:
     ---------------------------------------------------------------------------
                             (Please type or print)
Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (include zip code)


                               WIRING INSTRUCTIONS

Provided I am to receive at least $500,000 in cash, I would like all of the cash to be paid to me in connection with the merger to be sent by wire transfer, pursuant to the following wiring instructions in lieu of delivery of a check:

Bank Name:
          ----------------------------------------------------------------------
                             (Please type or print)

Bank Address:
             -------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (include zip code)


ABA #:
      --------------------------------------------------------------------------

Beneficiary:
            --------------------------------------------------------------------

Account #:
          ----------------------------------------------------------------------

                               SIGNATURE GUARANTEE

(In the event that the check and/or certificate representing shares of Genzyme General Division common stock is to be issued in exactly the name of the record holder(s) of the GelTex common stock, no guarantee of the signature on this election form/letter of transmittal is required.)

If you have filled out either the "Special Payment Instructions" box, the "Special Delivery Instructions" box or the "Guarantee of Delivery" box, you must have your signature(s) medallion guaranteed by an eligible institution, I.E., a member firm of a registered national securities exchange, a member of the NASD, Inc., or a commercial bank or trust company in the United States.

Name of Guarantor:
                  --------------------------------------------------------------

Signature(s) Guaranteed:
                        --------------------------------------------------------

Date:                                 , 2000
     ---------------------------------

Apply Signature Medallion:


                              GUARANTEE OF DELIVERY

If you complete this guarantee of delivery, you will need a signature guarantee by an eligible institution.

The undersigned, a member firm of a registered national securities exchange, a member of the NASD, Inc., or a commercial bank or trust company in the United States, hereby guarantees to deliver to the exchange agent either all of the certificate(s) for GelTex common stock to which this election form/letter of transmittal relates, or such certificates as are identified below, duly endorsed in blank or otherwise in form acceptable for transfer, no later than 12:00 noon, New York City time, on the third trading day after the Election Deadline.

The undersigned acknowledges that it must deliver the shares of GelTex common stock covered by this election form/letter of transmittal to the exchange agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.

-----------------------------------------    -----------------------------------
Dated                                        Printed Firm Name

-----------------------------------------    -----------------------------------
Certificate Number(s)                        Authorized Signature

-----------------------------------------    -----------------------------------
Number of shares of GelTex common stock      Address

                                             -----------------------------------
                                             Telephone number


                             RECEIPT OF CERTIFICATES

Unless you check the box below, you will receive book-entry shares of Genzyme General Division common stock.

[ ] Check here if you would like certificate(s) for your shares of Genzyme General Division common stock.

                             INSTRUCTION FOR STEP 2B
                       CERTIFY IF CERTIFICATE(S) ARE LOST

         If you are unable to locate some or all of the stock certificates representing your shares of GelTex common stock, you must complete the certification on the following page. Your signature must be notarized.

         Please see General Instruction D.2 regarding proper signatures.

         After you have completed Step 2B, go to Step 3.

                   STEP 2B--CERTIFY IF CERTIFICATE(S) ARE LOST

         The certificate(s) representing the following shares of GelTex common stock has/have been lost, stolen, seized, or destroyed:

-------------------------------------      -------------------------------------
Certificate Number                                        Shares

         (1) I hereby certify that: (a) I have made or caused to be made a diligent search for such stock certificate(s) and have been unable to find or recover it/them; (b) I have not sold, assigned, pledged, transferred, deposited under any agreement, or hypothecated the shares of GelTex Pharmaceuticals, Inc. common stock represented by such stock certificate(s), or any interest therein, or assigned any power of attorney or other authorization respecting the same that is now outstanding and in force, or otherwise disposed of such stock certificate(s); and (c) no person, firm, corporation, agency, or government, other than me, has or has asserted any right, title, claim, equity, or interest in, to, or respecting such shares of GelTex common stock.

         (2) Please issue a replacement stock certificate(s). In consideration of the issuance of a replacement certificate(s), I hereby agree to indemnify and hold harmless Genzyme Corporation, and any person, firm, or corporation now or hereafter acting as Genzyme Corporation's transfer agent, exchange agent, registrar, trustee, depository, redemption, fiscal, or paying agent, or in any other capacity, and also any successors in any such capacities, and their respective subsidiaries, affiliates, heirs, successors, and assigns, from and against any and all liability, loss, damage, and expense in connection with, or arising out of, their compliance with my request herein.

         (3) I also agree, in consideration of compliance with the foregoing request, to surrender immediately to Genzyme Corporation the lost stock certificate(s) should it/they hereafter come into my possession or control.


                                                                          , 2000
-------------------------------------       ------------------------------
Signature                                   Date


                                                                          , 2000
-------------------------------------       ------------------------------
Signature                                   Date


                                                                          , 2000
-------------------------------------       ------------------------------
Signature                                   Date


STATE OF                        )

                                )  :ss.

COUNTY OF                       )

         I,                        , a Notary Public, do hereby certify that on
the       day of 2000, personally appeared before me                    , known
to me to be the persons whose name(s) is/are subscribed to the foregoing instrument, who, being by me first duly sworn, declared that the statements contained therein are true and that he/she/they signed said instrument for the purposes, in the capacity, and for consideration therein expressed.

--------------------------------------------------------------------------------

         (Notary: Please modify if necessary to conform to your state law or attach an alternative form.)

                             INSTRUCTION FOR STEP 3
                          COMPLETE SUBSTITUTE FORM W-9

         GelTex stockholders must complete the following Substitute Form W-9 to avoid having 31% of any cash payment withheld for federal income tax purposes as set forth in General Instruction D.6 to this form.

         Please do the following:

         (1) write your name and social security number (or employer identification number for entities) in Part I of the Substitute Form W-9;

         (2) check the box next to "Individual/Sole Proprietor," "Corporation," "Partnership" or "Other" (and, if other, write in the type of entity); and

         (3)      sign the "Certification" box in Part 2 of the Substitute Form
                  W-9.

         If you do not yet have a Taxpayer Identification Number, please check the box in "Part 2" and sign the "Certification of Payee Awaiting Taxpayer Identification Number" box at the bottom of the page.

         Please see General Instruction D.6 for information on this Form W-9 and General Instruction D.2 regarding proper signatures.

                                        STEP 3--COMPLETE SUBSTITUTE FORM W-9

---------------------------------------- -------------------------------------- --------------------------------------
                                         PART 1--PLEASE ENTER YOUR NAME AND            SOCIAL SECURITY NUMBER
                                         SOCIAL SECURITY NUMBER OR EMPLOYER                       OR
                                         IDENTIFICATION NUMBER                         EMPLOYER IDENTIFICATION
SUBSTITUTE                                                                                      NUMBER
FORM W-9
                                                                                 -------------------------------------

                                         -------------------------------------- --------------------------------------
                                         PART 2--CERTIFICATION


                                         Please check the box below if you have applied for, and are awaiting
                                         receipt of, your Taxpayer Identification Number.  [   ]


  REQUEST FOR TAXPAYER IDENTIFICATION    (1)  The number shown on this form is my correct Taxpayer Identification
      NUMBER AND CERTIFICATION                Number (or I am waiting for a number to be issued to me) and


                                         (2)  I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

                                         Certificate Instructions --You may cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.
  (PLEASE REFER TO THE GUIDELINES FOR    However, if after being notified by the IRS that you were subject to backup
       CERTIFICATION OF TAXPAYER         withholding you received another notification from the IRS stating that you
  IDENTIFICATION NUMBER ON SUBSTITUTE    are no longer subject to backup withholding, do not cross out item (2).
               FORM W-9)

                                         SIGNATURE:                                            DATE:
                                                   ---------------------------------------          ----------------
----------------------------------------------------------------------------------------------------------------------
PART 3--CERTIFICATION FOR FOREIGN RECORD HOLDERS

Under penalties of perjury, I certify that I am not a United States citizen or resident (or I am signing for a foreign corporation, partnership, estate or trust).


SIGNATURE:                                                             DATE:
          ----------------------------------------------------              ----------------------------------------
----------------------------------------------------------------------------------------------------------------------
PART--4


Individual/Sole Proprietor [ ]      Corporation      [ ]
Partnership       [ ]               Other [ ] (please specify)
----------------------------------------------------------------------------------------------------------------------

IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9, YOU MUST SIGN AND DATE THE FOLLOWING CERTIFICATION:

         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate IRS Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31% of all payments made pursuant to the merger shall be retained until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a Taxpayer Identification Number.

SIGNATURE:                                      DATE:
          ----------------------------------         ---------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS TO BE MADE TO YOU.

                              GENERAL INSTRUCTIONS

A.       SPECIAL CONDITIONS.

         1. TIME IN WHICH TO ELECT. To be effective, a completed election form/letter of transmittal and your GelTex common stock certificate(s), a book entry transfer of shares, or a guarantee of delivery for the shares covered by this election form/letter of transmittal, must be received by the exchange agent at the address set forth on page 2 no later than the "Election Deadline." If the merger is approved and thereafter completed, and if the exchange agent has not received a properly completed election form/letter of transmittal prior to the Election Deadline, you will be deemed to have made a Non-Election with respect to these shares.

         2. REVOCATION OF ELECTION. An election may be revoked by the person who submitted the election form/letter of transmittal to the exchange agent by written notice to the exchange agent, or by withdrawal of the shares of GelTex common stock deposited by such person with the exchange agent, prior to the Election Deadline. A holder may submit a new election form at the time it revokes an earlier election or at any time after revoking an earlier election but before the Election Deadline. If the merger agreement is terminated, all election forms/letters of transmittal will automatically be revoked and the stock certificates tendered will be promptly returned to you.

B.       ELECTION PROCEDURES.

         A description of the election procedures is contained in the proxy statement/prospectus under "THE MERGER AND THE MERGER AGREEMENT--Procedure for Filing Elections" and is fully set forth in the merger agreement. All elections are subject to compliance with those procedures. Before making any election, you should read carefully, among other matters, the information contained in the proxy statement/prospectus under "THE MERGER AND THE MERGER AGREEMENT--Material United States Federal Income Consequences Of The Merger." See also "RISK FACTORS--Risks Relating to the Merger."

         As a result of the election procedures, you may receive shares of Genzyme General Division common stock and/or cash in amounts that vary from your election in Step 1. You will not be able to change the number of shares or the amount of cash allocated to you by the exchange agent pursuant to the election procedures.

C.       RECEIPT OF SHARES OR CASH.

         Promptly after the effective time of the merger, Genzyme will instruct the exchange agent to mail certificate(s) or effect a single book entry representing your shares of Genzyme General Division common stock and/or cash payments by check to you or as you otherwise instruct in this election form/letter of transmittal (if you complete the "Wiring Instructions" in Step 2A of this form and you are to receive at least $500,000, cash will be sent to you by wire transfer). If you fail to submit a properly completed election form/letter of transmittal and stock certificates, a book entry transfer of shares, or a guarantee of delivery for the shares of GelTex common stock covered by the election form/letter of transmittal by the Election Deadline as set forth above, you will be deemed to have made a Non-Election and will be entitled to receive the applicable merger consideration, after the certificate(s) representing such shares of GelTex common stock have been submitted.

         No fractional shares of Genzyme General Division common stock will be issued in the merger. Instead, each GelTex stockholder that otherwise would be entitled to receive a fractional share will receive an amount in cash equal to that fraction multiplied by the per share value of the Genzyme General Division common stock as determined prior to the effective time of the merger in accordance with the terms of the merger agreement.


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

D.       GENERAL.

         1. EXECUTION AND DELIVERY. This election form/letter of transmittal must be properly filled in, dated, and signed in all applicable places, and must be delivered (together with all of the other required materials) to the exchange agent at the address as set forth on page 2. The method of delivery of all documents is at your option and risk, but if you choose to return your materials by mail, we suggest you send them by registered mail, return receipt requested, properly insured, using the enclosed envelope.

         2. SIGNATURES. The signature (or signatures, in the case of certificates owned by two or more joint holders) on this form should correspond exactly with the name(s) as written on the face of the certificate(s) submitted unless the shares of GelTex common stock described on this form have been assigned by the registered holder(s), in which event this form should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificates.

         If this form is signed by a person or persons other than the registered holder(s) of the certificates, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appears on the certificates.

         If this form or any stock certificate(s) or stock power(s) is signed by a trustee, executor administrator, guardian, officer of a corporation, attorney-in-fact, or any other person acting in a representative or fiduciary capacity, the person signing must give the signing person's full title in such capacity.

         3. NEW CERTIFICATES AND CHECKS IN SAME NAME. If you are receiving any shares of Genzyme General Division common stock, the stock certificate(s) representing such shares of Genzyme General Division common stock and/or any check(s) in respect of shares of GelTex common stock shall be registered in, or payable to the order of, exactly the same name(s) that appears on the certificate(s) representing such shares of GelTex common stock submitted with this form, unless the "Special Payment Instructions" box in Step 2A above is completed. No endorsement of certificate(s) or separate stock power(s) is required.

         4. GUARANTEE OF SIGNATURE. No signature guarantee is required on this form if it is signed by the registered holder(s) of the shares of GelTex common stock surrendered under this form, and the shares of Genzyme General Division common stock and/or the check are to be issued and/or payable to the record holder(s) without any change or correction in the name of the record holder(s). In all other cases, all signatures on this form must be guaranteed. All signatures required to be guaranteed must be guaranteed by a member firm of a registered national securities exchange or of the NASD, Inc., or a commercial bank or trust company in the United States. Public notaries cannot execute acceptable guarantees of signatures. Contact your broker to determine if they can provide such a guarantee.

         5. MISCELLANEOUS. A single check, or wire transfer, and/or stock certificates or a single book entry representing shares of Genzyme General Division common stock to be received will be issued to you unless you have instructed us otherwise in this form.

         All questions with respect to this form (including, without limitation, questions relating to the timeliness or effectiveness of any election or the revocation of any election, and computations as to any adjustments) will be determined by the exchange agent, which determination shall be conclusive and binding.

         6. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. Under the "backup withholding" provisions of U.S. federal income tax law, any payments made to you pursuant to the merger may be subject to backup withholding of 31%. To prevent backup withholding, GelTex stockholders must complete and sign the Substitute Form W-9 included in Step 3 of this form and either (a) provide your correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct (or that you are awaiting a TIN), and that (i) you have not been notified by the

IRS that you have been subjected to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified you that you are no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the bottom portion of the Substitute Form W-9 is signed as indicating that you are awaiting a TIN, the exchange agent will retain 31% of cash payments made to you during the 60 day period after the date of the Substitute Form W-9. If you furnish the exchange agent with your TIN within 60 days of the date of the Substitute Form W-9, the exchange agent will remit those withheld amounts retained during this 60-day period to you. If, however, you have not provided the exchange agent with your TIN within this 60-day period, the exchange agent will remit these previously retained amounts to the IRS as backup withholding. In general, if you are an individual, the TIN is your social security-number. If the certificates for GelTex common stock are registered in more than one name or are not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (copies of which may be obtained from the exchange agent) for additional guidance on which number to report. If the exchange agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 31%. Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the exchange agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for this statement can be obtained from the exchange agent.

         For further information concerning backup withholding and instructions for completing the Substitute Form W 9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if stock is held in more than one name), consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (copies of which may be obtained from the exchange agent).

         Failure to complete the Substitute Form W-9 will not, by itself, cause your shares of GelTex common stock to be deemed invalidly tendered, but may require the exchange agent to withhold 31% of the amount of any payments made pursuant to the merger. Backup withholding is not an additional U.S. federal income tax. Rather the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

         7. TRANSFER TAXES. If you completed the "Special Payment Instructions" box above in Step 2A, you must pay the exchange agent any and all required transfer or other taxes or must establish that these taxes have been paid or are not applicable.





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